SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: June 19, 2003

TOUCH AMERICA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-31237 (Commission File Number)	81-0540231 (IRS Employer Identification No.)

130 North Main, Butte, Montana (Address of principal executive offices)	59701-9332 (Zip Code)

Registrant's telephone number, including area code (406) 497-5100

Exhibit Index is found on page 4

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

On June 19, 2003, Touch America Holdings, Inc. (Company) and certain subsidiaries filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (Bankruptcy Code), in the United States Bankruptcy Court for the District of Delaware (Bankruptcy Court). The case numbers are as follows:

Touch America Holdings, Inc.

Case No. 03-11915

Touch America, Inc.

Case No. 03-11916

Entech, LLC

Case No. 03-11917

Touch America Purchasing Company, LLC

Case No. 03-11918

Touch America Intangible Holding Company, LLC

Case No. 03-11919

Sierra Touch America, LLC

Case No. 03-11920

American Fiber Touch, LLC

Case No. 03-11921

The company and its subsidiaries remain in possession of their assets and properties, and continue to operate their business as a "debtor-in-possession" under the jurisdiction of the Bankruptcy Court.

A copy of the press release is attached hereto as Exhibit 99a and incorporated herein by reference.

ITEM 7. EXHIBITS
Exhibit

99a	Press Release dated June 19, 2003, "Touch America Holdings, Inc. Files For Bankruptcy Protection."

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, at Part I, "Warnings About Forward-Looking Statements" and in Item 2 "Warnings About Forward-Looking Statements" in the Company's Quarterly Report on Form  10-Q for the quarter ended September 30, 2002. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "expects," "believes," "anticipates," and similar expressions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOUCH AMERICA HOLDINGS, INC.
(Registrant)

By	/s/ J.P. Pederson
J.P. Pederson
Vice Chairman and Chief
Financial Officer

Dated: June 23, 2003

EXHIBIT INDEX

Exhibit 99a

Press Release dated June 19, 2003, "Touch America Holdings, Inc. Files For Bankruptcy Protection."